PROMISSORY NOTE

$5,500,000.00                                                   Denver, Colorado
                                                               September 1, 1999

1. Agreement to Pay. FOR VALUE RECEIVED, the undersigned, CAX RIVERSIDE, L.L.C., a Delaware limited liability company (hereinafter referred to as the "Borrower"), whose mailing address is 3410 S. Galena Street, Suite 210, Denver, Colorado 80231, hereby agrees and promises to pay to the order of MINNESOTA LIFE INSURANCE COMPANY, a Minnesota corporation, its endorsees, successors and assigns (hereinafter referred to as the "Lender"), at its principal office and mailing address at c/o Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101-2098, or such other place as the Lender may from time to time designate, the principal sum of Five Million Five Hundred Thousand and 00/100 Dollars ($5,500,000.00), or so much as may from time to time be disbursed hereon, together with interest on the unpaid principal balance at the rates provided for herein, payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payment.

2. Interest Rate. The outstanding principal balance hereof shall bear interest at the rate of Six and seven-tenths percent (6.7%) per annum (hereinafter referred to as the "Regular Rate"). Interest shall be computed on the basis of a three hundred sixty (360) day year, consisting of twelve (12) successive thirty (30) day months. Interest for periods of less than one (1) month shall be computed by multiplying the monthly interest amount as computed above times a fraction, the numerator of which is the actual number of days elapsed in said period and the denominator of which is the actual number of days contained in the month for which the computation is being made.

3. Late Charge. Any payment of principal, interest and/or tax and insurance escrows not made by the Borrower within five (5) days of the due date thereof shall be subject to a late payment charge equal to four percent (4%) of the delinquent payment amount. The late charge shall apply individually to all payments past due with no daily adjustment and shall be used to defray the costs of the Lender incident to collecting such late payment. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights the Lender may have including the right to declare the entire unpaid principal and interest immediately due and payable.

4. Default Rate. Upon the occurrence of an Event of Default hereunder the interest rate shall thereafter increase and shall be payable on the whole of the unpaid principal balance at a rate equal to twelve percent (12%) per annum (hereinafter referred to as the "Default Rate"), which Default Rate shall be effective as of the date of the occurrence of such Event of Default. The above increase in the interest rate upon the occurrence of an Event of Default shall be applicable whether or not the Lender has exercised its option to accelerate the maturity of this Note and declared the entire unpaid principal indebtedness to be due and payable. The Default Rate shall continue until such Event of Default is cured, payment in full of all indebtedness evidenced by this Note, or completion of all foreclosure proceedings and redemption periods, whichever shall occur first.
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5.       Monthly  Payments.  Principal and interest upon this Note shall be paid as follows:


         a. Interest only on the unpaid principal balance at the Regular Rate shall be due and payable in advance on the date funds are disbursed hereunder in an amount equal to interest accrued from and including the date of disbursement hereunder to the last day of September, 1999.

         b. On the first (1st) day of November, 1999, and on the first day of each month thereafter, principal and interest shall be due and payable in equal monthly installments of Forty-One Thousand Six Hundred Fifty-Six and 68/100 Dollars ($41,656.68) until October 1, 2019 (hereinafter referred to as the "Maturity
                Date"), on which date the entire unpaid principal balance together with all accrued interest, if not sooner paid, shall become due and payable.

         All payments shall be applied first to late charges and Reinvestment Charge and/or Default Premium, as defined below, if any, second to interest at the rate then in effect under the terms hereof and third to principal, provided however, that if any advance made by the Lender as the result of a default on the part of the Borrower under the terms of this Note or any instrument securing this Note is not repaid on demand, any monies received, at the option of the Lender, may first be applied to repay such advances, plus interest thereon at the Default Rate, and the balance, if any, shall be applied in accordance with the provisions hereof.

6. Security. This Note is given to evidence a loan in the above amount and is the Note referred to in and secured by:

         a. A Mortgage and Security Agreement and Fixture Financing Statement (hereinafter referred to as the "Mortgage") given by Borrower, as mortgagor, to Lender, as mortgagee, dated of even date herewith, encumbering the Borrower's interest in the real property and all improvements, fixtures, equipment and personal property thereon located in the County of Hillsborough, State of Florida (hereinafter referred to as the "Premises"); and

         b. An Assignment of Leases and Rents (hereinafter referred to as the "Assignment of Leases") given by Borrower, as assignor, to Lender, as assignee, dated of even date herewith, assigning to Lender all of the rents, issues, profits and leases of the Premises; and

         c. Other collateral security documents (hereinafter referred to as the "Security Documents") given by Borrower to Lender, all dated of even date herewith.

         Reference is hereby made to the Mortgage, the Assignment of Leases and the Security Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Premises, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and all other matters contained therein.

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7.       Default and  Acceleration.  The  occurrence of an Event of Default,  as defined in the Mortgage, shall constitute an Event of Default hereunder (hereinafter referred to as an "Event of Default"), and the entire unpaid principal balance together with accrued interest at the Default Rate shall become, without notice, immediately due and payable at the option of the Lender. No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion.

8. Prepayment Privilege. The indebtedness evidenced hereby may be prepaid in accordance with the provisions of this Section 8 and not otherwise.

         a. For the purposes hereof, the term "Loan Year" shall mean a period consisting of twelve (12) consecutive months commencing on the first (1st) day of October or any anniversary thereof, the first (1st) Loan Year being the Loan Year commencing the first (1st) day of October, 1999.

         b. Prior to the expiration of the fifth (5th) Loan Year no payments of principal may be made hereon other than the scheduled monthly installment payments of principal and interest set forth in
                Section 5 hereof.

         c. After the expiration of the fifth (5th) Loan Year and prior to the end of the tenth (10th) Loan Year, the Borrower may prepay this Note in full but not in part, provided such prepayment is accompanied by a reinvestment charge (hereinafter referred to as the "Reinvestment Charge"). The Reinvestment Charge with respect to the period commencing on the first (1st) day of the sixth
                (6th) Loan Year and expiring on the last day of the tenth (10th) Loan Year shall be equal to the excess, if any, of (i) the aggregate present value as of the date of such prepayment of each dollar of principal being prepaid and the amount of interest that would have been payable in respect of such dollar if such prepayment had not been made, determined by discounting such amounts at the Reinvestment Rate, defined below, from the respective dates on which they would have been payable, over
                (ii) one hundred percent (100%) of the principal amount of this Note being prepaid. "Reinvestment Rate" shall mean the yield to maturity of the U.S. Treasury Note or Bond for the maturity
                (rounded to the nearest month) corresponding to the weighted average life to maturity of the principal being prepaid or paid (as reported in the Wall Street Journal on the fifth (5th) business day preceding the date of prepayment).

         d. The Borrower may prepay this Note, in full but not in part, at any time after the tenth (10th) Loan Year provided such prepayment is accompanied by a Reinvestment Charge in an amount equal to five percent (5%) of the principal amount prepaid with respect to prepayments made in the eleventh (11th) and twelfth
                (12th) Loan Years, such Reinvestment Charge thereafter declining one percent (1%) during each Loan Year thereafter until the same shall be reduced to one percent (1%), where it shall remain


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

                until ninety (90) days prior to the Maturity Date.

         e. The Borrower may prepay this Note in full but not in part, at par, and without payment of a Reinvestment Charge during the period commencing ninety (90) days prior to the Maturity Date.

         f. At the option of the Lender, this Note is also subject to mandatory prepayment upon certain events set forth in the Mortgage including prepayments required by Lender to be made out of proceeds of insurance or condemnation awards. In each such instance, the terms of the Mortgage shall govern with respect to the requirement for the payment of a Reinvestment Charge or Default Premium.

         g. Any prepayment (other than prepayments pursuant to Subsection 8(f) above) shall be made on a regularly scheduled installment payment date, shall be made only upon thirty (30) days' advance written notice to the Lender, and all such prepayments shall be applied to required monthly installment payments of principal in the inverse order of their scheduled due dates.

         h. Any prepayment of all or any portion of the principal balance of this Note made prior to the end of the fifth (5th) Loan Year, for whatever reason (other than prepayments pursuant to Subsection 8(f) above), whether voluntary or involuntary, shall constitute an Event of Default hereunder, and, in addition to the other rights and remedies provided for herein and in the Mortgage, the Assignment of Leases or any other Security Document, the Borrower shall be obligated to pay to the Lender a default prepayment premium (hereinafter referred to as the "Default Premium") in an amount equal to the sum of (i) four percent (4%) of the amount of principal prepaid and (ii) the applicable Reinvestment Charge computed in accordance with
                Section 8(c) above.

9. Prepayment Upon An Event of Default. Upon the occurrence of an Event of Default under this Note and following acceleration of maturity hereof by the Lender, a tender of payment of or entry of judgment for the amount necessary to satisfy the entire unpaid principal balance declared due and payable shall be deemed to constitute an attempted evasion of the aforesaid restrictions on the right of prepayment and shall be deemed a prepayment hereunder, and such payment or judgment must, therefore, include the applicable Reinvestment Charge or Default Premium payable under the terms hereof in connection with any prepayment.

10.      Costs of Collection. The Borrower agrees that if, and as often as, this
         Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights hereunder or under the Mortgage, the Assignment of Leases or any other Security Document securing payment of this Note, the Borrower will pay to the Lender its attorneys' fees and all court costs (including attorney's fees and court costs prior to trial, at trial and on appeal, or in any bankruptcy proceeding) and other expenses incurred in connection therewith.

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

11. Time. Time is of the essence of this Note and each of the provisions hereof.

12. Governing Law. This Note shall be governed by the laws of the State of Florida.

13. Interest Limitation. All agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Mortgage, Assignment of Leases or any other Security Document at any time given shall exceed the maximum permissible under applicable law, then, the obligation to be fulfilled shall automatically be reduced to an amount which complies with applicable law, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of such lawful rate of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and Lender and shall also be binding upon and available to any subsequent holder of this Note.

14. Waivers. The Borrower, endorsers, sureties, guarantors and all other persons liable for all or any part of the principal balance evidenced by this Note severally waive presentment for payment, protest, notice of nonpayment and notice of dishonor. Such parties hereby consent, without affecting their liability, to any extension or alteration of the time or terms of payment hereof, any renewal, any release of any or all of the security given for the payment hereof, any acceptance of additional security of any kind, and any release of, or resort to any party liable for payment hereof.

15. Disbursement. Funds representing the proceeds of the indebtedness evidenced hereby which are disbursed by the Lender by mail, wire transfer or other delivery to the Borrower, to escrows or otherwise for the benefit of the Borrower shall, for all purposes, be deemed outstanding hereunder and to have been received by the Borrower as of the date of such mailing, wire transfer, or delivery and until repaid, notwithstanding the fact that such funds may not at any time have been remitted by such escrows to the Borrower or for its benefit.

16. Captions. The captions to the Sections of this Note are for convenience only and shall not be deemed part of the text of the respective Sections and shall not vary, by implication or otherwise, any of the provisions of this Note.

17. Notices. All notices required or permitted to be given hereunder to the Borrower or the Lender shall be given in the manner and to the place as provided in the Mortgage for notices to the Mortgagor or the Mortgagee.

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

18. Due-on-Sale-and-Encumbrance Provisions. The Mortgage provides for certain rights on the part of the Lender to call all outstanding principal and accrued interest on this Note due and payable in full together with the Reinvestment Charge or Default Premium then in effect under the terms of this Note in the event that (a) Borrower should sell, convey, contract to sell or convey, assign or encumber any property, real or personal, encumbered by the Mortgage, or (b) any member interests in the Borrower should be sold, conveyed, assigned or encumbered, without, in each instance, the prior written consent of the Lender. Reference to the Mortgage must be made for the terms of these provisions. Such provisions are incorporated herein by this reference.

19. Partial Non-Recourse to the Borrower. Notwithstanding anything to the contrary contained herein, the Borrower shall have no liability to pay the outstanding principal balance of this Note or any interest that may accrue thereon, all such liability being expressly waived by the
         Lender,  and the  Lender's  monetary  remedies  under  this  Note,  the
         Mortgage and the Assignment of Leases shall be limited to the Borrower's interest in the Premises and the improvements, furnishings, equipment, leases and rents on which the Mortgage and the Assignment of Leases constitute a lien. Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way effect or apply to the continued liability of the Borrower and Commercial Assets, Inc. for the payment to the Lender of: (i) any rents, issues, profits or income which have been prepaid more than thirty (30) days in advance; (ii) any rents, issues, profits or income collected by the Borrower from the Premises after the occurrence of an Event of Default under the terms of this Note, the Mortgage, the Assignment of Leases or any other instrument securing this Note; (iii) security deposits made by tenants of the Premises;
         (iv) payments of all real estate taxes, special assessments and insurance premiums; (v) insurance proceeds and condemnation awards, payments and consideration which the Borrower receives and to which the Lender is entitled pursuant to the terms of this Note, the Mortgage, the Assignment of Leases or of any other instrument securing this Note;
         (vi) loss or damage suffered by the Lender arising from misrepresentation or fraud in connection with the loan evidenced by this Note occurring as the result of the actions or inactions of the Borrower; (vii) loss or damage suffered by the Lender occurring by reason of the existence of Hazardous Materials or Wastes, as defined in
         Article 9 of the Mortgage, associated with the Premises or occurring by reason of the failure of the Borrower to observe and perform its covenants and indemnities respecting the release or discharge of such Hazardous Materials or Wastes as set forth in both Article 9 of the Mortgage and in the Indemnity Agreement described in Section 2.9 of the Mortgage; (viii) reasonable attorney's fees incurred by the Lender as provided for in this Note, the Mortgage, the Assignment of Leases or any other instrument securing this Note; (ix) damages arising out of the Borrower's failure to comply with any of the leases on the Premises; and (x) damages to the Premises from waste committed or permitted by the Borrower or from a failure by Borrower to maintain the Premises in the manner required by the terms of this Note, the Mortgage, the Assignment and all other instruments securing this Note. Nothing contained herein shall be deemed to release any entity or person, including the Borrower and Commercial Assets, Inc., from their obligations under the terms of any separate Indemnity Agreement or Guaranty executed in connection with the loan evidenced by this Note.

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20.      WAIVER OF JURY TRIAL. NEITHER LENDER,  BORROWER, ANY GUARANTOR OR OTHER
         PERSON OR ENTITY LIABLE FOR THE INDEBTEDNESS  EVIDENCED HEREBY, NOR ANY
         ASSIGNEE,   SUCCESSOR,  HEIR  OR  PERSONAL  REPRESENTATIVE  OF  LENDER,
         BORROWER, ANY GUARANTOR OR ANY SUCH OTHER PERSON OR ENTITY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS NOTE, THE MORTGAGE, ANY OTHER OF THE SECURITY DOCUMENTS, ANY RELATED INSTRUMENT OR AGREEMENT, ANY COLLATERAL FOR THE PAYMENT HEREOF OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ENTITIES, OR ANY OF THEM. NEITHER LENDER, BORROWER NOR ANY GUARANTOR OR ANY SUCH OTHER PERSON OR ENTITY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the Borrower has executed this Promissory Note as of the date and year first above written.

                                     CAX RIVERSIDE, L.L.C.,
                                     a Delaware limited liability company

                                     By:      COMMERCIAL ASSETS, INC.,
                                              a Delaware corporation

                                              By: /s/David M. Becker
                                                 -------------------------------
                                                    David M. Becker
                                              Its:  Chief Financial Officer

                                     Its: Member and Manager

         FLORIDA DOCUMENTARY STAMP TAXES REQUIRED TO BE PAID ON ACCOUNT OF THE INDEBTEDNESS EVIDENCED HEREBY HAVE BEEN PAID AND THE DOCUMENTARY STAMPS SO PURCHASED HAVE BEEN AFFIXED TO THE MORTGAGE SECURING THIS NOTE.


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